Exhibit 10.4
Certain confidential portions of this exhibit have been omitted and replaced with “[***].” Such identified information has been excluded from this exhibit because it (i) is not material and (ii) is the type of information that the registrant treats as private or confidential.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE	PAGE OF PAGES
						1	5
2. AMENDMENT/MODIFICATION NO. P00013			3. EFFECTIVE DATE See Block 16c	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO.(If applicable)
6. ISSUED BY		CODE	ASPR-BARDA		7. ADMINISTERED BY (If other than item 6) CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O'NEILL HOUSE OFFICE BUILDING Washington DC 20515
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) MODERNATX, INC 1492235 Attn: [***] MODERNATX, INC. 200 TECHNOLOGY 200 TECHNOLOGY SQ				(X)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
				X	10A. MOD. OF CONTRACT/ORDER NO. 75A50120C00034
10B. DATED (SEE ITEM 13) 04/03/2020
CODE 1492235			FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     is extended,     is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning    copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT S/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) FAR43.103(a) Mutual Agreement of both Parties
E. IMPORTANT:	Contractor	is not,	X		is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 27-0226313 DUNS Number: 069723520
1. The purpose of this no cost modification is to incorporate HHSAR Clause 352.232-71
-Electronic Submission of Payment Requests (FEB 2022), into Section I of the contract and to update invoice instructions in Section G.4 of the contract.
The total amount, scope, period of performance and all other terms and conditionsf the contract remain unchanged.

By signing this modification, Modernatx hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to such fact or circumstance giving rise to this modification.
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [***]				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***]
15B. CONTRACTOR/OFFEROR [***] (Signature of person authorized to sign)			15C. DATE SIGNED 5/24/2022	16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)		16C. DATE SIGNED
Previous edition unusable

STANDARD FORM 30 (Rev. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50120C00034/P00013	PAGE OF
		2	5
NAME OF OFFEROR OR CONTRACTOR
MODERNATX, INC 1492235

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Period of Performance: 04/03/2020 to 08/31/2023

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
 FAR (48 CFR) 53.110

MODERNATX	75A50120C00034 P00013

The following is hereby inserted into Section G Contract Administration Data of the contract as an additional clause or as a modification to an existing clause for Invoice Instructions:

Section G – Contract Administration:

G. 4 – Invoice Submission is replaced by the following:

Electronic Invoicing and Payment Requirements - Invoice Processing Platform (IPP)
•All Invoice submissions for goods and or services delivered to facilitate payments must be made electronically through the U.S. Department of Treasury’s Invoice Processing Platform System (IPP).
•Invoice Submission for Payment means any request for contract financing payment or invoice payment by the Contractor. To constitute a proper invoice, the payment request must comply with the requirements identified in the applicable Prompt Payment clause included in the contract, or the clause 52.212-4 Contract Terms and Conditions – Commercial Items included in commercial items contracts. The IPP website address is: https://www.ipp.gov.
•The Agency will enroll the Contractors new to IPP. The Contractor must follow the IPP registration email instructions for enrollment to register the Collector Account for submitting invoice requests for payment. The Contractor Government Business Point of Contact (as listed in SAM) will receive Registration email from the Federal Reserve Bank of St. Louis (FRBSTL) within 3 – 5 business days of the contract award for new contracts or date of modification for existing contracts.
•Registration emails are sent via email from ipp.noreply@mail.eroc.twai.gov. Contractor assistance with enrollment can be obtained by contacting the IPP Production Helpdesk via email to IPPCustomerSupport@fiscal.treasury.gov or phone (866) 973-3131.
•The Contractor POC will receive two emails from IPP Customer Support, the first email contains the initial administrative IPP User ID. The second email, sent within 24 hours of receipt of the first email, contains a temporary password. You must log in with the temporary password within 30 days.
•If your company is already registered to use IPP, you will not be required to reregister.
•If the Contractor is unable to comply with the requirement to use IPP for submitting invoices for payment as authorized by HHSAR 332.7002, a written request must be submitted to the Contracting Officer to explain the circumstances that require the authorization of alternate payment procedures.

Additional Office of the Assistant Secretary for Preparedness and Response (ASPR) requirements:
(i)The contractor shall submit invoices under this contract once per month. For indefinite delivery vehicles, separate invoices must be submitted for each order.

(ii) Invoices must break-out price/cost by contract line item number (CLIN) as specified in the pricing section of the contract.
(iii) Invoices must include the Dun & Bradstreet Number (DUNS) of the Contractor.
(iv) Invoices that include time and materials or labor hours CLINS must include supporting documentation to (1) substantiate the number of labor hours invoiced for each labor category, and (2) substantiate material costs incurred (when applicable).
(v) Invoices that include cost-reimbursement CLINs must be submitted in a format showing expenditures for that month, as well as contract cumulative amounts.
At a minimum the following cost information shall be included, in addition to supporting documentation to substantiate costs incurred.
•Direct Labor - include all persons, listing the person's name, title, number of hours worked, hourly rate, the total cost per person and a total amount for this category;
•Indirect Costs (i.e., Fringe Benefits, Overhead, General and Administrative, Other Indirects)- show rate, base and total amount;
•Consultants (if applicable) - include the name, number of days or hours worked, daily or hourly rate, and a total amount per consultant;
•Travel - include for each airplane or train trip taken the name of the traveler, date of travel, destination, the transportation costs including ground transportation shown separately and the per diem costs. Other travel costs shall also be listed;
•Subcontractors (if applicable) - include, for each subcontractor, the same data as required for the prime Contractor;
•Other Direct Costs - include a listing of all other direct charges to the contract, i.e., office supplies, telephone, duplication, postage; and
•Fee – amount as allowable in accordance with the Schedule and FAR 52.216-8 if applicable.
(End)

SECTION I – CONTRACT CLAUSES
a.The following is hereby incorporated by full text, at no additional cost to the Government, into Section I:

SECTION I – Contract Clauses

HHSAR 352.232-71 Electronic Submission of Payment Requests (FEB 2022)

(a) Definitions. As used in this clause—
Payment request means a bill, voucher, invoice, or request for contract financing payment with associated supporting documentation. The payment request must comply with the requirements identified in FAR 32.905(b), “Content of Invoices” and the applicable Payment clause included in this contract.

(b) Except as provided in paragraph (c) of this clause, the Contractor shall submit payment requests electronically using the Department of Treasury Invoice Processing Platform (IPP) or successor system. Information regarding IPP, including IPP Customer Support contact information, is available at www.ipp.gov or any successor site.

(c) The Contractor may submit payment requests using other than IPP only when the Contracting Officer authorizes alternate procedures in writing in accordance with HHS procedures.

(d) If alternate payment procedures are authorized, the Contractor shall include a copy of the Contracting Officer's written authorization with each payment request.

(end)